May 30, 2008

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Value Opportunities Fund

Supplement to Prospectuses dated February 1, 2008

Notice of changes to the Touchstone Small Cap Value Opportunities Fund

Effective at the close of business on May 30, 2008, the Class A shares and Class C shares of the Small Cap Value Opportunities Fund (the “Fund”) will no longer be available for purchase, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.

Class A shares and Class C shares of the Fund will be exchanged for Class Z shares of the Fund on or about June 13, 2008. Class A and Class C shareholders will not incur any sales charges or other transaction charges as a result of the exchange. For more information about the fees for Class Z shares of the Fund, see the Trust’s Class Z prospectus. You can obtain a copy of the prospectus by calling 1.800.543.0407, by writing the Trust at P.O. Box 5354, Cincinnati, Ohio 45201-5354 or by visiting our website at www.touchstoneinvestments.com.

Effective June 16, 2008, Turner Investment Partners, Inc. (“TIP”) serves as the sole sub-advisor to the Fund.

Effective June 16, 2008, TIP receives a sub-advisory fee of 0.55% on all assets under management.

Effective June 30, 2008, David J. Brenia and Robert S. Clark are being added as portfolio managers to the Fund. The following biographies are added to the prospectuses:

David J. Brenia, Security Analyst/Portfolio Manager, joined TIP in 2003. Prior to joining TIP, Mr. Brenia was employed with the University of Tulsa and the United States Navy. He has five years investment experience.

Robert S. Clark, Security Analyst/Portfolio Manager, joined TIP in 2005. Prior to joining TIP, Mr. Clark was employed with People’s Bank. He has ten years investment experience.

303 Broadway s Suite 1100 s Cincinnati, OH 45202-4203
Ph: 800.543.0407 s www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.

May 30, 2008

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Fund

Supplement to Prospectuses dated February 1, 2008

Notice of change of the portfolio managers for the Touchstone Mid Cap Fund

Effective June 30, 2008, Joseph Krocheski is being added as a portfolio manager to the Mid Cap Fund. The following biography is added to the prospectuses:

Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has 15 years of investment experience.

303 Broadway s Suite 1100 s Cincinnati, OH 45202-4203
Ph: 800.543.0407 s www.touchstoneinvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group®

Please retain this Supplement for future reference.